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EXHIBIT 10.7(a)

                             AMENDMENT NO. 1 OF THE
                           BELDEN & BLAKE CORPORATION
                     1999 CHANGE IN CONTROL PROTECTION PLAN
                               FOR KEY EMPLOYEES,
                       AMENDED EFFECTIVE FEBRUARY 25, 2002

                  The Belden & Blake Corporation 1999 Change in Control Protection Plan for Key Employees (the "Plan"), originally effective August 1, 1999, is hereby amended, effective as of February 25, 2002, as follows:

                  Amendment #1.     Subsection (i) of Section 2.5 of the Plan is
amended in its entirety to read as follows:

                  (i) Prior to the occurrence of an underwritten public offering of the Company's equity securities, any of the following events occurs:

                           (A) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (each, a "Person"), other than a Permitted Holder, becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of either the then outstanding shares of common stock ("Outstanding Common Stock") or the combined voting power of the Corporation's then outstanding Voting Stock;

                           (B) Consummation by the Corporation of the sale or other disposition by the Corporation of at least seventy-five percent (75%) of all of the Corporation's assets by value, as reasonably determined by the Board, in a single transaction or a series of transactions occurring within a twelve-month period; or

                           (C) Consummation by the Corporation of a merger, consolidation or other reorganization of the Corporation with any other Person, other than:

                                    (1)      a merger, consolidation or other
                                             reorganization that would result in
                                             the Voting Stock of the Corporation
                                             outstanding immediately prior
                                             thereto (or, in the case of a
                                             reorganization or merger or
                                             consolidation that is preceded or
                                             accomplished by an acquisition or
                                             series of related acquisitions by
                                             any person, by tender or exchange
                                             offer or otherwise, of Voting Stock
                                             representing 50% or more of the
                                             combined voting power of all
                                             securities of the Corporation,
                                             immediately prior to such
                                             acquisition or the first
                                             acquisition

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                                             in such series of acquisitions)
                                             continuing to represent, either by
                                             remaining outstanding or by being
                                             converted into voting securities of
                                             another entity, more than 50% of
                                             the combined voting power of the
                                             Voting Stock of the Corporation or
                                             such other entity outstanding
                                             immediately after such
                                             reorganization or merger or
                                             consolidation (or series of related
                                             transactions involving such a
                                             reorganization or merger or
                                             consolidation), or

                                    (2)      a merger, consolidation or other
                                             reorganization effected to
                                             implement a recapitalization or
                                             reincorporation of the Corporation
                                             (or similar transaction) that does
                                             not result in a material change in
                                             beneficial ownership of the Voting
                                             Stock of the Corporation or its
                                             successor.

                      . . .

                  Amendment #2.     Section 3.1 of the Plan is amended by adding
a new subsection (c) to read as follows:

                           (c) In the event that a Key Employee becomes entitled to the payment of Severance Pay under the Plan, unless otherwise agreed to in writing by the Company and the Key Employee, the Key Employee shall not be eligible to receive any benefits under any other severance plan, policy or arrangement of the Company and any Severance Pay payable under this Plan shall be offset by any benefit paid to the Employee under any other such plan, policy or arrangement.

                                    * * * * *

                  Except as expressly amended above, the provisions of the Plan shall continue in full force and effect.

                                    EXECUTION

         To record the adoption of this Amendment to the Plan, Belden & Blake Corporation has caused its appropriate officers to affix its name and seal hereto as of the 26th day of February, 2002.

ATTEST:                             BELDEN & BLAKE CORPORATION

/s/ Duane D. Clark                  By: /s/ John L. Schwager
------------------                      ----------------------------------------
Duane D. Clark                          John L. Schwager
Secretary
                                    Title: President and Chief Executive Officer

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